                                                                    EXHIBIT 10.2


[FIRST COMMERCIAL LOGO]

                                   COMMERCIAL
                                    SECURITY
                                   AGREEMENT

First Commercial Bank of Huntsville
301 Washington Street
Huntsville, AL  35801
(205) 551-3300  "LENDER"


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              BORROWER                                             OWNER
Cyber Computer Products Corporation                  Cyber Computer Products Corporation



              ADDRESS                                              ADDRESS
4912 Research Drive                                  4912 Research Drive
Huntsville, AL  35806                                Huntsville, AL  35806
TELEPHONE NO.        IDENTIFICATION NO.              TELEPHONE NO.        IDENTIFICATION NO.
(202) 430-4000       630801728                       (202) 430-4000       630801728
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

1. SECURITY INTEREST. For good and valuable consideration, Owner grants to Lender identified above a continuing security interest in the Collateral described below to secure the Obligations described in this Agreement.

2. OBLIGATIONS. The collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied indebtedness to Lender under any promissory note or agreement described below, including all future advances made by Lender to Borrower or Owner and expenditures incurred by Lender upon the occurrence of an Event of Default (collectively "Obligations"):

      a.    this Agreement and/or the following promissory notes and agreements:

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INTEREST      PRINCIPAL AMOUNT/        FUNDING/        MATURITY    CUSTOMER      LOAN
  RATE          CREDIT LIMIT        AGREEMENT DATE       DATE       NUMBER      NUMBER
--------------------------------------------------------------------------------------
   8.188%       $12,000,000.00         03/26/98        04/02/98


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

      b. [X] all other presently existing or future, evidence of indebtedness, obligations, agreements, instruments, guaranties or otherwise of Borrower or Owner to Lender (WHETHER INCURRED FOR THE SAME OR DIFFERENT PURPOSES THAN THE FOREGOING); and
      c. all renewals, extensions, amendments, modifications, replacements or substitutions to any of the foregoing.

3. COLLATERAL. All of Owner's rights, title and interest in the following described property whether now or hereafter existing or now owned or hereafter acquired by Owner and wherever located shall constitute the "Collateral:"

      [ ] All accounts and contract rights including, but not limited to, any accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All chattel paper including, but not limited to, any chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All documents including, but not limited to, any documents described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All equipment, including, but not limited to, any equipment described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All fixtures, including, but not limited to, any fixtures described on Schedule A and located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

      [ ] All general intangibles including, but not limited to, any general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All instruments including, but not limited to, any instruments described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All inventory including, but not limited to, any inventory described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All minerals or the like and accounts resulting from sales at the wellhead or minehead located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

      [ ] All standing timber which is to be cut and removed under a conveyance or contract for sale located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

      [ ]   Other;


THE PROPERTY DESCRIBED ON SCHEDULE A;

All monies, instruments, and savings, checking or other accounts of Owner (excluding IRA, Keogh, trust accounts, and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control;
All monies or instruments pertaining to the Collateral described above;
All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;
All proceeds and products of any of the above;
All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and All books and records pertaining to any of the above.

4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 630801728.

5. RESIDENCY/LEGAL STATUS. [ ] Owner is an individual and a resident of the state of: _____________________________________. [ X ] Owner is a Corporation
duly organized, validly existing and in good standing under the laws of the state of: Alabama.

6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and convenants to Lender that:

         (a)  Owner is and shall remain the sole owner of the Collateral;
         (b) Neither Owner, nor, to the best of Owner's knowledge, has any other party used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or hazardous material or transported any such material across the property except as allowed by and in accordance with applicable federal, state and local law and regulation. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements of these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act of any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statue. Owner is in compliance in all respects with all applicable federal, state and local laws and regulations, including, without limitation, those relating to "Hazardous Materials", as defined herein, and other environmental matters (the "Environmental Laws") and neither the federal government nor any other governmental or quasi governmental entity has filed a lien on the Collateral, nor are there any pending or threatened governmental, judicial or administrative actions with respect to environmental matters, which involve the Collateral;
         (c) Owner's chief executive office, principal place of business, office where its business records relating to the Collateral or residence is the address identified above. The Collateral is located and has been located during the four (4) month period prior to the date hereof, at the address described above or any address described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
         (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without Lender's prior written consent;
         (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;
         (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the Event of Default as a result thereof, Owner shall take any action and execute any document needed to discharge any liens, security interests, encumbrances and claims not described on Schedule D;
         (g)  Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;
         (h)  All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral are and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;
         (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;
         (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;
         (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;
         (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;
         (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;
         (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition of the Collateral;
         (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution;
         (p) Owner will, upon receipt, deliver to Lender as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations;
         (q) Owner agrees to the terms of the Obligations and to the terms of any renewals, extensions, amendments, modifications, replacements or substitutions of the Obligations; Lender may enter into agreements in the future with Borrower which, if this Agreement so provides, will become Obligations secured by the Collateral described in this Agreement; property other than the Collateral may also secure the Obligations, that Lender shall have no obligation to exercise its rights against such property prior to exercising its rights against the Collateral, that Lender may accept substitutions or exchanges for any such property, and that Lender may release its security interest in such property at any time; parties other than Borrower may be or may become obligated under the Obligations; and
         (r) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall at any time and from time to time take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financial statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of this Agreement and/or the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Owner authorizes Lender to execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

10. LOCK BOX, COLLATERAL ACCOUNT. If Lender so requests at any time (whether or not Owner is in default of this Agreement), Owner will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Lender. Owner hereby authorizes and directs Lender to deposit into a special collateral account to be established and maintained with Lender all checks, drafts and cash payments received in the lock box. All deposits in the collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, Lender may, at any time, apply finally collected funds on deposit in the collateral account to the payment of the Obligations in such order of application as Lender may determine, or permit Owner to withdraw all or any part of the balance on deposit in the collateral account. If a collateral account is so established, Owner agrees that Owner will promptly deliver to Lender, for deposit into the collateral account, all payments on accounts and chattel paper received by Owner. All such payments shall be delivered to Lender in the form received (except for Owner's endorsement if necessary). Until so deposited, all payments on accounts and chattel paper received by Owner shall be held in trust by Owner for and as the property of Lender and shall not be commingled with any funds or property of Owner.

11. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, owner shall notify any account debtor or third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (collectively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the

Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

12. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness, including any items received by Lender in any lockbox account, or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

13. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Owner shall ensure that Collateral which is not now a fixture does not become a fixture. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

14. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (collectively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

15. INSURANCE. If the original amount of the Obligations is $300 or more, exclusive of the charges for insurance, and the value of the Collateral to be insured is $300 or more ($500 or more if the collateral is a motor vehicle), the Collateral will be kept insured for its full value against all loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle having a retail value of at least $500, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $ n/a. OWNER HAS THE RIGHT TO PROVIDE SUCH INSURANCE THROUGH AN EXISTING POLICY OR A POLICY INDEPENDENTLY OBTAINED AND PAID FOR BY OWNER, subject to the right of the Lender to decline the insurance offered by Owner for reasonable cause before credit is extended. Owner shall assign to Lender all rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance company to provide Lender with at least n/a days written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer

16. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and hereby indemnifies and holds Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (collectively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral or claims involving Hazardous Materials. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

17. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

18. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

19. EVENTS OF DEFAULT. An Event of Default will occur under this Agreement in the event that Owner, Borrower or any guarantor:
     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender;
     (c) provides or causes any false or misleading signature or representation to be provided to Lender;
     (d) sells, conveys, or transfers rights in any Collateral without the written approval of Lender; destroys, loses or damages such Collateral in any material respect; or subjects such Collateral to seizure, confiscation, or condemnation;
     (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
     (f) has a garnishment, judgment, tax levy, attachment or lien entered or served against Owner, Borrower, or any guarantor, or any of their property including the Collateral;
     (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay any debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal;
     (i)  fails to provide Lender evidence of satisfactory financial condition;
     (j) has a majority of its outstanding voting securities sold, transferred or conveyed to any person or entity other than any person or entity that has the majority ownership as of the date of the execution of this Agreement; or
     (k) causes Lender to deem itself insecure due to a significant decline in the value of any of the Collateral or Lender, in good faith, believes the prospect of payment or performance in impaired.

20. RIGHTS OF LENDER ON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):
     (a) to declare the Obligations immediately due and payable in full, such acceleration shall be automatic and immediate if the Event of Default is a filing under the Bankruptcy Code;
     (b) to collect the outstanding Obligations with or without resorting to judicial process;
     (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
     (d)  to take possession of any Collateral in any manner permitted by law;
     (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
     (g) to sell, lease or otherwise dispose of any Collateral and collect any any deficiency balance with or without resorting to legal process;
     (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
     (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code. If the Collateral consists of securities, Lender shall be entitled to transfer the securities into the name of Lender or its designee and to vote the securities. Lender shall be authorized to notify the issuer of the securities to remit any related dividends, interest and securities resulting from stock splits, reorganizations and capitalizations directly to Lender or its designee. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Upon default, Owner shall segregate all proceeds of Collateral and hold such proceeds in trust for Lender. Lender's remedies under this paragraph are in addition to those available at common law, such as offset.

21. APPLICATIONS OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand. Lender has no duty to take any action to protect the value of the Collateral or to exercise any rights of the Owner with respect to the Collateral.

23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party, Collateral or any other property securing the Obligations.

25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state indicated in Lender's address. Unless applicable law provides otherwise, Owner consents to the jurisdiction of any court located in such state selected by Lender in the event of any legal proceeding under this Agreement.

29. COLLECTION COSTS. If the original amount of the Obligations exceeds $300, and if Lender hires an attorney who is not its salaried employee to collect any amount due under the Obligations or enforce any right or remedy of Lender under this Agreement, Owner agrees to pay Lender's reasonable expenses and collection costs, including reasonable attorneys' fees not exceeding 15% of the unpaid debt after default.

30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as required by Lender from time to time. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. This Agreement shall be binding upon the heirs, successors and assigns of Owner and Lender. If there is more than one Owner, their obligations under this Agreement shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement represents the complete and integrated understanding between Owner and Lender regarding the terms hereof.

31. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS SECURITY AGREEMENT.

32.  ADDITIONAL TERMS:

OWNER ACKNOWLEDGES THAT OWNER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. OWNER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

Dated: March 26, 1998

                                  LENDER: First Commercial Banks of Huntsville


                                  By:/s/Louis K. Sisco
                                     -----------------------------------------
                                     Louis K. Sisco
                                     Vice President

OWNER: Cybex Computer Products    OWNER:
         Corporation

By: /s/ Doyle C. Weeks
   ---------------------------    --------------------------------------------
   Doyle C. Weeks
   Chief Financial Officer

OWNER:                            OWNER:

------------------------------    --------------------------------------------


OWNER:                            OWNER:

------------------------------    --------------------------------------------


OWNER:                            OWNER:

------------------------------    --------------------------------------------





                                                          Page 4 of 5
                                                                      --------

                                   SCHEDULE A

US Government Treasury Bill maturing 4-2-98, in the maturity amount of $12,000,000.00, CUSIP #9127944T8.


                                   SCHEDULE B


Record Owner Name:


                                   SCHEDULE C


                                    SCHEDULE

                               LOAN MODIFICATION


STATE OF ALABAMA  )
COUNTY OF Madison )

     This Agreement is by and between First Commercial Bank ("Bank") and Cybex Computer Products Corporation ("Borrower").

     WHEREAS, Borrower is indebted to Bank on a loan("Loan"), as evidenced by a Promissory Note dated July 1, 1997 ("Note"); and also described as note #0073700-5603 in the face amount of $5,000,000.00.

     WHEREAS, Borrower and Bank desire to modify the terms of said Loan set forth herein.

     NOW, THEREFORE, for and in consideration of the premises, Borrower and Bank agree that the terms of the Loan are modified as follows: effective this date, the interest rate shall be changed to a variable rate equal to 250 basis points (2.50%) per annum) over the Index Rate. The index rate shall be the one month LIBOR rate as published in the Money Rates section of The Wall Street journal. Hereafter, this rate will be adjusted once per month on the 1st of each month.

     Except as modified herein, all of the terms and conditions of the Loan, the Note, and of any and all other instruments executed in connection with said Loan shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed effected the 5th day of March, 1998.

ATTEST                                    FIRST COMMERCIAL BANK


Its:                                      By: /s/ Janis Sims
    -------------------------------          --------------------------------

                                             Its:  Vice President
                                                 ----------------------------

WITNESS

-----------------------------------       -----------------------------------

-----------------------------------       -----------------------------------

ATTEST                                    Cybex Computer Products Corporation

Its:                                      By:  /s/
    -------------------------------          --------------------------------

                                             Its:  Vice President
                                                 ----------------------------



STATE OF ALABAMA  )
COUNTY OF         )

I,____________________________, a Notary Public in and for said County, in said State, hereby certify that_____________________________________________________
whose name as_________________________________of_______________________________
a_______________________________, is signed to the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of such conveyance, _______, as such__________and with full authority, executed the same voluntarily for and as the act of said__________.

     Given under my hand and official seal this ________day of______________, 19______.

My commission expires:____________________ _____________________________________
                                                     NOTARY PUBLIC

________________________________________________________________________________

________________________________________________________________________________


STATE OF ALABAMA  )
COUNTY OF         )


     I, Barbara Reeves, a Notary Public in and for said County, in said State, hereby certify that Doyle Weeks whose name as Vice President of Cybex Computer Products Corporation an officer, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of such conveyance is, as such__________and with full authority, executed the same voluntarily for and as the act of said_______________.

     Given under my hand and official seal this 5th day of March, 1998.

My commission expires:                      /s/ Barbara Reeves
                      -------------------- ----------------------------------
                                                  NOTARY PUBLIC

                                                                   BORROWER

                                                   Cybex Computer Products Corporation

[LOGO] FIRST COMMERCIAL BANK                                                                                     COMMERCIAL
                                                                                                                VARIABLE RATE
FIRST COMMERCIAL BANK OF HUNTSVILLE                                                                              REVOLVING OR
301 WASHINGTON STREET                                                                                             DRAW NOTE
HUNTSVILLE, AL 35801
(205) 551-3300   "LENDER"                                             ADDRESS

                                                   4912 Research Drive
                                                   Huntsville, AL  35806
                                                   TELEPHONE NO.              IDENTIFICATION NO.
                                                   (205) 430-4000             63-0801728

-------------------------------------------------------------------------------------------------------
   OFFICER           INTEREST    PRINCIPAL AMOUNT/    FUNDING/     MATURITY      CUSTOMER       LOAN
IDENTIFICATION         RATE        CREDIT LIMIT   AGREEMENT DATE     DATE         NUMBER       NUMBER
LKS                  VARIABLE      $5,000,000.00      07/01/97       DEMAND
-------------------------------------------------------------------------------------------------------
GENERAL CORPORATE PURPOSES
-------------------------------------------------------------------------------------------------------

PROMISE TO PAY: For value received, Borrower promises to pay to the order of Lender the principal amount of FIVE MILLION AND NO/100 ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower under this Note, plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to accrued unpaid interest, then to unpaid principal and then to unpaid late charges and expenses, or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

REVOLVING OR DRAW FEATURE: [X] This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. [ ] This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to draw one or more times under this Note. Any repayment may not be reborrowed. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Information with regard to any loans or advances under this Note shall be recorded and maintained by Lender in its internal records and such records shall be conclusive of the principal and interest owed by Borrower under this Note unless there is a material error in such records. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Borrower shall be entitled to inspect or obtain a copy of the records during Lender's business hours.

CONDITIONS FOR ADVANCES: If no Event of Default has occurred under this Note, Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:


INTEREST RATE: This Note has a variable rate feature. The interest rate on this Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of the actual number of days over 360 days per year. Interest on this Note shall be calculated and payable at a variable rate equal to 0.000% per annum OVER the Index Rate. The initial interest rate on this Note shall be 8.500% per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:

         The Date The Index Rate Changes.

RATE LIMITATIONS: Subject to applicable law, the minimum interest rate on this Note shall be N/A % per annum. The maximum interest rate on this Note shall exceed N/A % per annum, or if less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law. The maximum rate increase at any one time will be N/A %. The maximum rate decrease at any one time will be N/A %.

INDEX RATE: The Index Rate for this Note shall be:

         Lender's Prime Rate, Which Is The Base Rate Used By Lender To Fix Interest Rates At Which Loans Are Made To Various Customers, Which Loans May Be Made By Lender At, Above Or Below Said Prime Rate.

If the Index Rate is redefined or becomes unavailable, then Lender may select another index which is substantially similar.

DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to: pre-maturity rate continues to apply post-maturity, or the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

 ON DEMAND, BUT IF NO DEMAND IS MADE THEN:
 11 INTEREST ONLY PAYMENTS BEGINNING AUGUST 5, 1997 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JULY 5, 1998.

INTEREST SURCHARGE: Borrower agrees to pay an interest surcharge of $ N/A . The interest surcharge is earned by Lender when paid and is not subject to refund; however, if this Note is prepaid in full within 90 days after the date of this Note, Borrower will receive a pro rata portion of the interest surcharge, subject to Lender's right to retain a minimum surcharge of $4.00.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date without penalty. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender.

LATE CHARGE: If a payment is in default 10 days or more, Borrower will be charged a late charge of: [ ]_____________% of the unpaid payment; [X] $0.50 or 5.00% of the unpaid payment, whichever is [X] greater, but not to exceed $100.00; [ ] less.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's right, title, and interest in all monies, instruments, savings, checking and other accounts of Borrower (excluding IRA, Keogh, trust accounts and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. [X] If checked, the obligations under this Note are also secured by the collateral described in any security instrument(s) executed in connection with this Note, and any collateral described in any other security instrument(s) securing this Note or all of Borrower's obligations.


RENEWAL: [ ] If checked, this Note is a renewal, but not a satisfaction, of
Loan Number __________________.
--------------------------------------------------------------------------------
THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND
AGREE TO THE TERMS AND CONDITIONS OF THIS NOTE, INCLUDING THE PROVISIONS ON THE REVERSE SIDE, AND FURTHER ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS NOTE.

Dated: JULY 01, 1997

        CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT
                              BEFORE YOU SIGN IT.

BORROWER: CYBEX COMPUTER PRODUCTS CORPORATION         BORROWER:


BY: /s/ Doyle C. Weeks
--------------------------------------------------    --------------------------------------------------
DOYLE C. WEEKS
SVP, CFO, & Treasurer

BORROWER:                                             BORROWER:



--------------------------------------------------    --------------------------------------------------



BORROWER:                                             BORROWER:



--------------------------------------------------    --------------------------------------------------



BORROWER:                                             BORROWER:



--------------------------------------------------    --------------------------------------------------

                              TERMS AND CONDITIONS

1. EVENTS OF DEFAULT. An Event of Default will occur under this Note in the event that Borrower, any guarantor or any other third party pledging collateral to secure this Note:

      (a) fails to make any payment on this Note or any other indebtedness to Lender when due;
      (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note, any security instrument, or any other present or future written agreement regarding this or any other indebtedness of Borrower to Lender;
      (c) provides or causes any false or misleading signature or representation to be provided to Lender;
      (d) sells, conveys, or transfers rights in any collateral securing this Note without the written approval of Lender; or destroys, loses or damages such collateral in any material respect; or subjects such collateral to seizure, confiscation or condemnation;
      (e) has a garnishment, judgment, tax levy, attachment or lien entered or served against Borrower, any guarantor, or any third party pledging collateral to secure this Note or any of their property;
      (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
      (g) fails to provide Lender evidence of satisfactory financial condition;
      (h) has a majority of its outstanding voting securities sold, transferred or conveyed to any person or entity other than any person or entity that has the majority ownership as of the date of this execution of this Note; or
      (i) causes Lender to deem itself insecure due to a significant decline in the value of any real or personal property securing payment of this Note, or Lender in good faith, believes the prospect of payment or performance is impaired.

2. RIGHTS OF LENDER ON DEFAULT. If there is an Event of Default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

      (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full, such acceleration to be automatic and immediate if the Event of Default is a filing under the Bankruptcy Code;
      (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;
      (c) to cease making advances under this Note or any other agreement between Borrower and Lender;
      (d)   to take possession of any collateral in any manner permitted by law;
      (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;
      (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;
      (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
      (h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lenders's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3. DEMAND FEATURE. [X] If checked, this Note contains a demand feature. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION. Borrower will at all times keep proper books and account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of cash flow of Borrower for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen (15) days after filing same, a copy of Borrower's income tax returns and also, from time to time, such other financial information with respect to Borrower as Lender may request.

5. MODIFICATION AND WAIVER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor, the collateral or any other property securing the obligations.

6. SEVERABILITY. If any provision of this Note is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. ASSIGNMENT. Borrower agrees not to assign any of Borrower's rights, remedies or obligations described in this Note without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Borrower agrees that Lender is entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower.

8. NOTICE. Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW. This Note shall be governed by the laws of the state indicated in Lender's address. Unless applicable law provides otherwise, Borrower consents to the jurisdiction of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Note.

10. COLLECTION COSTS. If the original principal amount of this Note exceeds $300, and if Lender hires an attorney who is not its salaried employee to collect any amount due under this Note or enforce any right or remedy of Lender, Borrower agrees to pay Lender's reasonable expenses and collection costs, including reasonable attorneys' fees not exceeding 15% of the unpaid debt after default.

11. MISCELLANEOUS. This Note is being executed primarily for commercial, agricultural, or business purposes. Borrower and Lender agree that time is of the essence. Borrower agrees to make all payments to Lender at any address designated by Lender and in lawful United States currency. Borrower and any person who endorses this Note waives presentment, demand for payment, notice of dishonor and protest and further waives any right to require Lender to proceed against anyone else before proceeding against Borrower or said person. All references to Borrower in this Note shall include all of the parties signing this Note, and this Note shall be binding upon the heirs, successors and assigns of Borrower and Lender. If there is more than one Borrower their obligations under this Note shall be joint and several. This Note represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

12. JURY TRIAL WAIVER. BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE.

13.   ADDITIONAL TERMS.

                                    BORROWER
                      Cybex Computer Products Corporation

[FIRST COMMERCIAL BANK LOGO]
                                                            SCHEDULE OF FEES
                                                              CHARGES OR
                                                             DISBURSEMENTS

First Commercial Bank of Huntsville
301 Washington Street
Huntsvillle, AL 35801
(205) 551-3300  "LENDER"
                                    ADDRESS

                      4912 Research Drive
                      Huntsville, AL 35806
                      Telephone No.      Identification No.
                      (205) 430-4000     63-0801728


-----------------------------------------------------------------------------------------------------------------------
    OFFICER      INTEREST                                                           MATURITY     CUSTOMER     LOAN
IDENTIFICATION     RATE        CREDIT LIMIT                     AGREEMENT DATE        DATE        NUMBER     NUMBER
-----------------------------------------------------------------------------------------------------------------------
     LKS         VARIABLE      $5,000,000.00                        07/01/97         DEMAND
-----------------------------------------------------------------------------------------------------------------------
  Borrower has borrowed money from Lender indicated above pursuant to the above referenced Promissory Note or Agrement.
  Borrower acknowledges that the following fees, charges and disbursements have been made or assessed in connection with the Note or Agreement.

LINE OF CREDIT AMOUNT:                                                          $     5,000,000.00
                                                                                 -----------------
AMOUNT DISBURSED TO BORROWER FROM LINE OF CREDIT:                               $              N/A
                                                                                 -----------------
AMOUNT DRAWN TO PAY OR CREDIT TO BORROWER'S ACCOUNTS WITH LENDER:

     ACCOUNT NUMBER CREDITED:                                                   $
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
AMOUNT OF LOAN PROCEEDS PAID TO OTHERS ON THE BORROWER'S BEHALF:

     PAYEE:                                                                     $
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
TOTAL PROCEEDS DISBURSED:                                                       $              N/A
                                                                                 -----------------

                                                              PAID IN CASH      DEDUCTED FROM LINE
AMOUNT PAID TO PUBLIC OFFICIALS:                             $                  $
                                                              -------------      -----------------
AMOUNT PAID TO INSURANCE COMPANIES:
                                                              -------------      -----------------
AMOUNT PAID TO APPRAISERS:
                                                              -------------      -----------------
AMOUNT PAID TO CREDIT REPORTING AGENCIES:
                                                              -------------      -----------------
TITLE EXAMINATION:
                                                              -------------      -----------------
SETTLEMENT/CLOSING FEE:
                                                              -------------      -----------------
TITLE INSURANCE BINDER:
                                                              -------------      -----------------
ATTORNEY:
                                                              -------------      -----------------
DOCUMENT PREPARATION FEE:
                                                              -------------      -----------------
NOTARY:
                                                              -------------      -----------------
SURVEYOR:
                                                              -------------      -----------------
PEST INSPECTOR:
                                                              -------------      -----------------
ABSTRACT/TITLE SEARCH:
                                                              -------------      -----------------
TITLE INSURER:
                                                              -------------      -----------------
CITY/COUNTY TAX DEED/MORTGAGE:
                                                              -------------      -----------------
STATE TAX DEED/MORTGAGE:
                                                              -------------      -----------------
HAZARD INSURANCE PREMIUM:
                                                              -------------      -----------------
FLOOD INSURANCE PREMIUM:
                                                              -------------      -----------------

                                                              -------------      -----------------

                                                              -------------      -----------------

                                                              -------------      -----------------

                                                              -------------      -----------------

                                                              -------------      -----------------
Loan Origination Fee
                                                              -------------      -----------------
Points/Discount
                                                              -------------      -----------------
Lender's Inspection Fee
                                                              -------------      -----------------
Assumption Fee
                                                              -------------      -----------------

                                                              -------------      -----------------
   Loan Processing Fee                                                50.00
                                                              -------------      -----------------
TOTAL PREPAID FINANCE CHARGE AND FEES PAID IN CASH:          $        50.00
                                                              -------------      -----------------
TOTAL PREPAID FINANCE CHARGES AND FEES DEDUCTED FROM LINE:                      $              N/A
                                                                                 -----------------
BALANCE REMAINING TO BE DRAWN ON LINE:                                          $     5,000,000.00
                                                                                 -----------------
--------------------------------------------------------------------------------------------------

Dated: July 01, 1997

BORROWER: Cybex Computer  Products Corporation       BORROWER:

By: /S/ Doyle C. Weeks
----------------------------------------------       ---------------------------------------------
Doyle C. Weeks
SVP, CFO, & Treasurer

BORROWER:                                            BORROWER:


----------------------------------------------       ---------------------------------------------


BORROWER:                                            BORROWER:


----------------------------------------------       ---------------------------------------------


BORROWER:                                            BORROWER:


----------------------------------------------       ---------------------------------------------

[FIRST COMMERCIAL LOGO]

                                   COMMERCIAL
                                    SECURITY
                                   AGREEMENT

First Commercial Bank of Huntsville
301 Washington Street
Huntsville, AL  35801
(205) 551-3300  "LENDER"


---------------------------------------------------------------------------------------------
              BORROWER                                             OWNER
Cyber Computer Products Corporation                  Cyber Computer Products Corporation



              ADDRESS                                              ADDRESS
4912 Research Drive                                  4912 Research Drive
Huntsville, AL  35806                                Huntsville, AL  35806
TELEPHONE NO.        IDENTIFICATION NO.              TELEPHONE NO.        IDENTIFICATION NO.
(202) 430-4000       63-0801728                      (202) 430-4000       63-0801728
---------------------------------------------------------------------------------------------

1. SECURITY INTEREST. For good and valuable consideration, Owner grants to Lender identified above a continuing security interest in the Collateral described below to secure the Obligations described in this Agreement.

2. OBLIGATIONS. The collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied indebtedness to Lender under any promissory note or agreement described below, including all future advances made by Lender to Borrower or Owner and expenditures incurred by Lender upon the occurrence of an Event of Default (collectively "Obligations"):

      a.    this Agreement and/or the following promissory notes and agreements:

--------------------------------------------------------------------------------------
INTEREST      PRINCIPAL AMOUNT/        FUNDING/        MATURITY    CUSTOMER      LOAN
  RATE          CREDIT LIMIT        AGREEMENT DATE       DATE       NUMBER      NUMBER
--------------------------------------------------------------------------------------
VARIABLE        $ 5,000,000.00         07/01/97         DEMAND


--------------------------------------------------------------------------------------

      b. [X] all other presently existing or future, evidence of indebtedness, obligations, agreements, instruments, guaranties or otherwise of Borrower or Owner to Lender (WHETHER INCURRED FOR THE SAME OR DIFFERENT PURPOSES THAN THE FOREGOING); and
      c. all renewals, extensions, amendments, modifications, replacements or substitutions to any of the foregoing.

3. COLLATERAL. All of Owner's rights, title and interest in the following described property whether now or hereafter existing or now owned or hereafter acquired by Owner and wherever located shall constitute the "Collateral:"

      [X] All accounts and contract rights including, but not limited to, any accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All chattel paper including, but not limited to, any chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All documents including, but not limited to, any documents described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All equipment, including, but not limited to, any equipment described on Schedule A attached hereto and incorproated herein by this reference;

      [ ] All fixtures, including, but not limited to, any fixtures described on Schedule A and located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

      [ ] All general intangibles including, but not limited to, any general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All instruments including, but not limited to, any instruments described on Schedule A attached hereto and incorporated herein by this reference;

      [X] All inventory including, but not limited to, any inventory described on Schedule A attached hereto and incorporated herein by this reference;

      [ ] All minerals or the like and accounts resulting from sales at the wellhead or minehead located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

      [ ] All standing timber which is to be cut and removed under a conveyance or contract for sale located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

      [ ]   Other;


THE PROPERTY DESCRIBED ON SCHEDULE A;

All monies, instruments, and savings, checking or other accounts of Owner (excluding IRA, Keogh, trust accounts, and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control;
All monies or instruments pertaining to the Collateral described above;
All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;
All proceeds and products of any of the above;
All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and All books and records pertaining to any of the above.

4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 630801728.

5. RESIDENCY/LEGAL STATUS. [ ] Owner is an individual and a resident of the state of: _____________________________________. [ X ] Owner is a Corporation
duly organized, validly existing and in good standing under the laws of the state of: Alabama.

6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and convenants to Lender that:

     (a)  Owner is and shall remain the sole owner of the Collateral;
     (b) Neither Owner, nor, to the best of Owner's knowledge, has any other party used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or hazardous material or transported any such material across the property except as allowed by and in accordance with applicable federal, state and local law and regulation. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum;
          (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to
          Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements of these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act of any amendments or replacements to that statute; (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liabiity Act, or any amendments or replacements to that statute. Owner is in compliance in all respects with all applicable federal, state and local laws and regulations, including, without limitation, those relating to "Hazardous Materials", as defined herein, and other environmental matters (the "Environmental Laws") and neither the federal government nor any other governmental or quasi governmental entity has filed a lien on the Collateral, nor are there any pending or threatened governmental, judicial or administrative actions with respect to environmental matters, which involve the Collateral;
     (c) Owner's chief executive office, principal place of business, office where its business records relating to the Collateral or residence is the address identified above. The Collateral is located and has been located during the four (4) month period prior to the date hereof, at the address described above or any address described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
     (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without Lender's prior written consent;
     (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;
     (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the Event of Default as a result thereof, Owner shall take any action and execute any document needed to discharge any liens, security interests, encumbrances and claims not described on Schedule D;
     (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;
     (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral are and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;
     (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;
     (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;
     (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;
     (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;
     (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;
     (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition of the Collateral;
     (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution;
     (p) Owner will, upon receipt, deliver to Lender as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations;
     (q) Owner agrees to the terms of the Obligations and to the terms of any renewals, extensions, amendments, modifications, replacements or substitutions of the Obligations; Lender may enter into agreements in the future with Borrower which, if this Agreement so provides, will become Obligations secured by the Collateral described in this Agreement; property other than the Collateral may also secure the Obligations, that Lender shall have no obligation to exercise its rights against such property prior to exercising its rights against the Collateral, that Lender may accept substitutions or exchanges for any such property, and that Lender may release its security interest in such property at any time; parties other than Borrower may be or may become obligated under the Obligations; and
     (r) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall at any time and from time to time take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financial statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of this Agreement and/or the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Owner authorizes Lender to execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

10. LOCK BOX, COLLATERAL ACCOUNT. If Lender so requests at any time (whether or not Owner is in default of this Agreement), Owner will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Lender. Owner hereby authorizes and directs Lender to deposit into a special collateral account to be established and maintained with Lender all checks, drafts and cash payments received in the lock box. All deposits in the collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, Lender may, at any time, apply finally collected funds on deposit in the collateral account to the payment of the Obligations in such order of application as Lender may determine, or permit Owner to withdraw all or any part of the balance on deposit in the collateral account. If a collateral account is so established, Owner agrees that Owner will promptly deliver to Lender, for deposit into the collateral account, all payments on accounts and chattel paper received by Owner. All such payments shall be delivered to Lender in the form received (except for Owner's endorsement if necessary). Until so deposited, all payments on accounts and chattel paper received by Owner shall be held in trust by Owner for and as the property of Lender and shall not be commingled with any funds or property of Owner.

11. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, owner shall notify any account debtor or third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (collectively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the

Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

12. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness, including any items received by Lender in any lockbox account, or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

13. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Owner shall ensure that Collateral which is not now a fixture does not become a fixture. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

14. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (collectively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

15. INSURANCE. If the original amount of the Obligations is $300 or more, exclusive of the charges for insurance, and the value of the Collateral to be insured is $300 or more ($500 or more if the collateral is a motor vehicle), the Collateral will be kept insured for its full value against all loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle having a retail value of at least $500, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $ n/a. OWNER HAS THE RIGHT TO PROVIDE SUCH INSURANCE THROUGH AN EXISTING POLICY OR A POLICY INDEPENDENTLY OBTAINED AND PAID FOR BY OWNER, subject to the right of the Lender to decline the insurance offered by Owner for reasonable cause before credit is extended. Owner shall assign to Lender all its rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance company to provide Lender with at least 10 days written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer

16. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and hereby indemnifies and holds Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (collectively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral or claims involving Hazardous Materials. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

17. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

18. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

19. EVENTS OF DEFAULT. An Event of Default will occur under this Agreement in the event that Owner, Borrower or any guarantor:
     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender;
     (c) provides or causes any false or misleading signature or representation to be provided to Lender;
     (d) sells, conveys, or transfers rights in any Collateral without the written approval of Lender; destroys, loses or damages such Collateral in any material respect; or subjects such Collateral to seizure, confiscation, or condemnation;
     (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
     (f) has a garnishment, judgment, tax levy, attachment or lien entered or served against Owner, Borrower, or any guarantor, or any of their property including the Collateral;
     (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay any debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal;
     (i)  fails to provide Lender evidence of satisfactory financial condition;
     (j) has a majority of its outstanding voting securities sold, transferred or conveyed to any person or entity other than any person or entity that has the majority ownership as of the date of the execution of this Agreement; or
     (k) causes Lender to deem itself insecure due to a significant decline in the value of any of the Collateral or Lender, in good faith, believes the prospect of payment or performance in impaired.
20. RIGHTS OF LENDER ON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the Obligations immediately due and payable in full, such acceleration shall be automatic and immediate if the Event of Default is a filing under the Bankruptcy Code;
     (b) to collect the outstanding Obligations with or without resorting to judicial process;
     (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
     (d)  to take possession of any Collateral in any manner permitted by law;
     (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
     (g) to sell, lease or otherwise dispose of any Collateral and collect any any deficiency balance with or without resorting to legal process;
     (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
     (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code. If the Collateral consists of securities, Lender shall be entitled to transfer the securities into the name of Lender or its designee and to vote the securities. Lender shall be authorized to notify the issuer of the securities to remit any related dividends, interest and securities resulting from stock splits, reorganizations and capitalizations directly to Lender or its designee. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Upon default, Owner shall segregate all proceeds of Collateral and hold such proceeds in trust for Lender. Lender's remedies under this paragraph are in addition to those available at common law, such as offset.

21. APPLICATIONS OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand. Lender has no duty to take any action to protect the value of the Collateral or to exercise any rights of the Owner with respect to the Collateral.

23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party, Collateral or any other property securing the Obligations.

25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state indicated in Lender's address. Unless applicable law provides otherwise, Owner consents to the jurisdiction of any court located in such state selected by Lender in the event of any legal proceeding under this Agreement.

29. COLLECTION COSTS. If the original amount of the Obligations exceeds $300, and if Lender hires an attorney who is not its salaried employee to collect any amount due under the Obligations or enforce any right or remedy of Lender under this Agreement, Owner agrees to pay Lender's reasonable expenses and collection costs, including reasonable attorneys' fees not exceeding 15% of the unpaid debt after default.

30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as required by Lender from time to time. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. This Agreement shall be binding upon the heirs, successors and assigns of Owner and Lender. If there is more than one Owner, their obligations under this Agreement shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement represents the complete and integrated understanding between Owner and Lender regarding the terms hereof.

31. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS SECURITY AGREEMENT.

32.  ADDITIONAL TERMS:


OWNER ACKNOWLEDGES THAT OWNER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. OWNER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

Dated: July 01, 1988

                                  LENDER: First Commercial Bank of Huntsville


                                  By:/s/Louis K. Sisco
                                     -----------------------------------------
                                     Louis K. Sisco
                                     Vice President

OWNER: Cybex Computer Products    OWNER:
         Corporation

By: /s/ Doyle C. Weeks
   ---------------------------    --------------------------------------------
   Doyle C. Weeks
   Chief Financial Officer

OWNER:                            OWNER:

------------------------------    --------------------------------------------


OWNER:                            OWNER:

------------------------------    --------------------------------------------


OWNER:                            OWNER:

------------------------------    --------------------------------------------





                                                          Page 4 of 5
                                                                      --------

                                   SCHEDULE A


                                   SCHEDULE B


Record Owner Name:


                                   SCHEDULE C


                                   SCHEDULE D